SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (D)

of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) August 13, 2007

EXOUSIA ADVANCED MATERIALS, INC.
(Exact name of registrant as specified in its charter)

Texas	333-87696	76-0636625
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1200 Soldiers Field Drive, Suite 200
 Sugar Land, TX 77479
(Address of principal executive offices)

(Telephone number, including area code of agent for service)  (281) 313-2333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 4.01. Changes in Registrant's Certifying Accountant

A)  On August 9, 2007, Harper & Pearson Company, P.C. was dismissed as the independent auditor for Exousia Advanced Materials, Inc. (the "Registrant").

(i) Harper & Pearson Company, P.C. has served as the independent auditor of the Registrant's annual financial statements from the inception of Registrant for the Registrant's financial statements. From the date on which Harper & Pearson Company, P.C. was engaged until the date they were dismissed, there were no disagreements with Harper & Pearson Company, P.C.  on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Harper & Pearson Company, P.C., would have caused Harper & Pearson Company, P.C. to make reference to the subject matter of the disagreements in connection with any reports it would have issued, and there were no "reportable events" as that term is defined in Item 304(a) (1) (iv) of Regulation S-B.

(ii) Harper & Pearson Company, P.C.’s reports on the Registrant's financial statements for the fiscal years ended December 31, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion, and were not modified as to uncertainty, audit scope, or accounting principles. However, both reports contained an explanatory paragraph disclosing the uncertainty regarding the ability of the Company to continue as a going concern.

(iii) The decision to dismiss Harper & Pearson Company, P.C. as the Registrant's certifying accountants was recommended and approved by the board of directors of the Registrant on August 9, 2007.

(iv) The Registrant has provided Harper & Pearson Company, P.C. with a copy of the disclosures it is making in response to this Item. The Registrant has requested Harper Pearson Company, P.C. to furnish a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant in (a)(1)(i),(ii) and (iv) above and, if not, stating the respects in which Harper & Pearson Company, P.C. does not agree. The Registrant has filed the letter as exhibit 16.1 to this current report containing this disclosure.

B)  On August 9, 2007, the Registrant executed an engagement letter with McElravy, Kinchen & Associates, P.C. ("McElravy") to assume the role of its new certifying accountant. McElravy has been asked to perform the quarterly review of Registrant for the quarter ended June 30, 2007.   During the periods ended December 31, 2001 through 2006 and the subsequent interim period ended March 31, 2007, and through the date of the firm's engagement the Registrant did not consult with McElravy with regard to:

(i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Registrant's financial statements; or

(ii) any matter that was either the subject of a disagreement or a reportable event (as described in Item 304(a) (1) (iv) of Regulation S-B.

 ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits

16.1	Letter from Harper & Pearson Company, P.C. to the Securities and Exchange Commission dated August 14, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXOUSIA ADVANCED MATERIALS, INC.

Date: August 23, 2007	By://s// Lane Brindley
President

 EXHIBIT 16.1

August 23, 2007

U.S. Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC 20549

RE: Exousia Advanced Materials, Inc.

We have read the statements under Item 4.01 of the Current Report on Form 8K to be filed with the Securities and Exchange Commission on August 23, 2007 regarding the change of auditors. We agree with all statements pertaining to us.

We have no basis to agree or disagree with statements pertaining to the successor accountants.

/s/ Harper & Pearson Company, PC

Harper & Pearson Company, PC
www.harperpearson.com
Houston, TX